SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Inflation Management Fund Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

NOTICE

OF

SPECIAL MEETING

OF

SHAREHOLDERS

Preliminary Copy

SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

125 Broad Street, 10th Floor

New York, New York 10004

February [ ], 2006

Dear Shareholder:

A special meeting of the shareholders of Salomon Brothers Inflation Management Fund Inc. (the “Fund”) will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022, on Monday, April 3, 2006, at 3:00 p.m. (New York time), to vote on the approval of a new management agreement.

On December 1, 2005, Citigroup Inc., the former parent company of the Fund’s investment adviser, Salomon Brothers Asset Management Inc, completed the sale of substantially all of its worldwide asset management business, including the Fund’s investment adviser, to Legg Mason, Inc. The sale caused the Fund’s investment management agreement to terminate. As a result, your Fund is currently operating under an interim management agreement that will terminate on April 29, 2006. We are asking the shareholders of the Fund to approve a new management agreement for the Fund. The Fund’s total fees for advisory and administrative services will remain the same under the new management agreement.

Your Board of Directors unanimously recommends that you vote FOR this proposal.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by signing and dating the enclosed white proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on this matter is important.

If you have any questions about the proposal to be voted on, please call Georgeson Shareholder Communications Inc. at 1-888-666-2596.

Sincerely,

R. Jay Gerken
Chairman

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of a proposal to approve a new management agreement for your Fund with your Fund’s current investment adviser.

Q.	Why am I being asked to vote on a new management agreement?

A.	Your Fund is currently operating under an interim management agreement that will terminate on April 29, 2006. On December 1, 2005, Citigroup, Inc. (“Citigroup”) announced that it had completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, Salomon Brothers Asset Management Inc, your Fund’s investment adviser, and previously an indirect wholly-owned subsidiary of Citigroup (the “Adviser”), became a wholly-owned subsidiary of Legg Mason. The closing of this transaction and related change in control of your Fund’s investment adviser caused the Fund’s management agreement to terminate by operation of law. Your Fund’s Board of Directors has approved, and recommends that you approve, the new management agreement.

Many of you received a proxy statement and card seeking your vote on the approval of the new management agreement at a special meeting originally scheduled to be held on October 21, 2005. Since a quorum was not present at that meeting, no action could be taken. The Board continues to believe that the new management agreement is in the best interest of all Fund shareholders and therefore is seeking approval of the new management agreement again.

Q.	Will the new management agreement potentially benefit me?

A.	The combination of Legg Mason and Citigroup Asset Management has created one of the world’s largest asset management organizations. As of December 2, 2005, Legg Mason had over $830 billion in assets under management. Citigroup Asset Management is now part of an organization focused on the asset management business but still has the opportunity to continue its strong working partnership with the Citigroup businesses, including the Citigroup distribution channels, and also has new opportunities to grow.

Q.	How does the proposed new management agreement differ from my Fund’s interim management agreement?

A.	The proposed new management agreement is substantially similar to your Fund’s interim management agreement. By law, however, the interim management agreement has a shorter term, a shorter termination provision and provides that fees paid to the investment adviser must be escrowed. The Proxy Statement more fully describes the differences between your Fund’s interim management agreement and the proposed new management agreement.

Q.	Will my Fund’s total fees for advisory and administrative services increase?

A.	No. The total fees for advisory and administrative services will remain the same.

Q.	Will there be an adviser change?

A.	Legg Mason has advised the Fund Board members that it intends to combine the fixed income investment operations of Citigroup Asset Management with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”). Among other things, this may involve Western Asset and the Adviser to the Fund sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Legg Mason may also wish to combine other Citigroup Asset Management operations with those of other Legg Mason subsidiaries. Western Asset focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. As of September 30, 2005, Western Asset managed approximately $240 billion in assets on behalf of its clients.

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As an initial step in this process, a new portfolio management team from Western Asset is expected to begin managing the Fund under the Interim Management Agreement on April 1, 2006. Western Asset informed the Board that it would propose a portfolio management team at an upcoming meeting. If approved by the Board, those portfolio managers will advise the Fund, initially as employees of the Adviser. Until new portfolio managers are approved by the Board, the Fund will continue to be managed by its current portfolio management team. Legg Mason has also advised the Fund Board members that, in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements.

Q.	How do the Board members suggest I vote in connection with the new management agreement?

A.	After careful consideration, the Board of your Fund unanimously recommends that you vote FOR the approval of the new management agreement.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by Citigroup and Legg Mason whether or not the proposal is successful.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Georgeson Shareholder Communications Inc. at 1-888-666-2596.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by signing and dating the enclosed white proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

If you hold shares of the Fund in “street name” with a broker-dealer, you must give your broker-dealer instructions on how you would like your shares to be voted. Under new rules of the New York Stock Exchange, your broker-dealer cannot vote on the proposal without your instruction.

It is important that you vote promptly.

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SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

125 Broad Street, 10th Floor

New York, New York 10004

Notice of Special Meeting of Shareholders

A special meeting of the shareholders of Salomon Brothers Inflation Management Fund Inc. (the “Fund”) will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022, at 3:00 p.m. (New York time) on Monday, April 3, 2006, for the following purposes:

ITEM 1.	To approve a new Management Agreement for the Fund.

ITEM 2.	To transact such other business as may properly come before the special meeting and any postponements or adjournments thereof.

Your Directors unanimously recommend that you vote FOR Item 1.

Shareholders of record on January 20, 2006 are entitled to vote at the special meeting and at any postponements or adjournments thereof.

By order of the Board of Directors,

Robert I. Frenkel
Secretary

February [    ], 2006

I

Preliminary Copy

SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

125 Broad Street, 10th Floor

New York, New York 10004

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” and each Director, a “Board Member” and collectively, the “Board Members”) of Salomon Brothers Inflation Management Fund Inc. (the “Fund”) of proxies to be voted at the special meeting of shareholders of the Fund to be held at 3:00 p.m. (New York time) on Monday, April 3, 2006 at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022 (the “Meeting”), and at any and all postponements or adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

This Proxy Statement and the accompanying materials are being mailed by the Board to shareholders on or about February     , 2006.

The Fund is organized as a Maryland corporation. The Fund is a registered investment company. On January 20, 2006, the Fund had 9,632,505 shares of common stock outstanding. On January 20, 2006, the net assets of the Fund were $178,621,337.

Shareholders of record at the close of business on January 20, 2006 are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share held.

Please sign, date and return the white proxy card you receive, or vote by telephone or over the Internet.

All properly executed proxies received prior to the Fund’s Meeting will be voted at that Meeting or any postponement or adjournment thereof. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the new management agreement at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 125 Broad Street, New York, New York 10004, or by calling toll free at 1-800-725-6666.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions as present for purposes of determining a quorum. It is expected that there will be no “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to Item 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the new management agreement in Item 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Item 1.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Approval of Item 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

The following table summarizes these voting requirements:

	Shareholders Entitled to Vote	Vote Required for Approval
Item 1 Approval of New Management Agreement	Shareholders of the Fund as of the record date	Approved by a “majority of the outstanding voting securities” of the Fund

Approval of Item 1 will occur only if a sufficient number of votes at the Meeting are cast FOR Item 1. Abstentions and broker non-votes effectively result in a vote AGAINST Item 1.

Properly executed white proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Properly executed white proxy cards that do not give specific direction with respect to the proposal will be voted FOR Item 1 and in the best judgment of the named proxies as to any other matters.

ITEM 1—TO APPROVE A NEW MANAGEMENT AGREEMENT

At the Meeting, you will be asked to approve a new management agreement between your Fund and the investment adviser (the “New Management Agreement”). A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the management agreement currently in effect for the Fund (the “Interim Management Agreement”) are included below. A more detailed comparison is included in Appendix A. The proposed New Management Agreement is attached hereto as Appendix B.

Salomon Brothers Asset Management Inc (“SBAM” or the “Adviser”) currently provides investment advisory services to the Fund. The Adviser is responsible for the Fund’s overall investment strategy and its implementation. The Fund’s Interim Management Agreement became effective on December 1, 2005. The Fund’s original management agreement (the “Original Management Agreement”) was approved by the initial shareholder in connection with the commencement of the Fund’s operations. The Board originally approved the Original Management Agreement on May 14, 2004 and reapproved the agreement at meetings held on July 25-26, 2005. On December 1, 2005, the Original Management Agreement terminated as a result of the closing of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg

Mason, Inc. (“Legg Mason”). This transaction is discussed in more detail below. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction discussed below constituted a sale of a controlling block of voting securities of the Adviser that resulted in the automatic termination of the Fund’s Original Management Agreement. The Board approved the Interim Management Agreement on November 21, 2005 and it became effective on December 1, 2005. The Fund’s Interim Management Agreement can only be in effect until April 29, 2006, as a matter of law.

Description of the Transaction

On December 1, 2005, Citigroup announced that it had completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). As a result of the Transaction, the Adviser to the Fund became a wholly owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

In anticipation of the completion of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and on August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. The 1940 Act requires that the New Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At those Board meetings, and for the reasons discussed below (see “Board Considerations” below), the Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of the Fund do not approve the New Management Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

In anticipation of the completion of the Transaction without shareholder approval of the New Management Agreement, the Fund’s Board met in person on November 21, 2005 to consider the Interim Management Agreement. In their deliberations concerning the Interim Management Agreement, the Board Members considered that, within the past year the Board had performed a full review of the Original Management Agreement and had approved the New Management Agreement, subject to shareholder approval. In that regard, the Board, in its deliberations concerning the Interim Management Agreement, met with senior representatives of CAM and Legg Mason to receive a status report on Legg Mason’s plans and intentions regarding CAM’s business and its combination with Legg Mason, including its plans for Fund portfolio management. On the basis of that report, the Board determined that its evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance and conclusions with respect thereto in connection with its approval of the New Management Agreement would apply to the Interim Management Agreement. However, the Board gave greatest weight to the imminent automatic termination of the Original Management Agreement upon the completion of the Transaction and the need for continuity of the services provided thereunder pending shareholder approval of the New Management Agreement.

In accordance with Rule 15a-4 under the 1940 Act, which regulates the use of interim management agreements, the Interim Management Agreement for the Fund has a term no longer than 150 days. The terms of the Interim Management Agreement approved by the Board are the same as those of the Fund’s Original Management Agreement, differing only as to the effective date, the termination date and certain additional provisions required by law. Management fees will be held in escrow and not paid to the Adviser until shareholders approve the New Management Agreement. If shareholders do not approve the New Management Agreement, the management fees held in escrow will be disbursed in accordance with applicable law.

The Board of Directors met on December 21, 2005 and January 12, 2006 to discuss the management of the Fund. In December, the Board determined that the New Management Agreement and the closed-end fund structure continued to be in the best interest of all Fund shareholders. As part of their discussion on whether to re-solicit shareholders to approve the New Management Agreement, the Directors also reviewed the Fund’s trading discount. In considering various methods to close the discount between the market value and net asset value of the Fund’s common stock, they discussed conducting a partial tender offer for Fund shares. They concluded, among other things, that this would only provide temporary relief for the discount and that it likely would not benefit all shareholders.

At the January meeting, the Board met with representatives of Western Asset to discuss the ongoing combination of the fixed-income operations of CAM with those of Western Asset. As an initial step of this combination, it is expected that a portfolio management team from Western Asset would begin managing the Fund in April 2006. Western Asset informed the Board that it would propose a portfolio management team at an upcoming meeting. If approved by the Board, those portfolio managers will advise the Fund, initially as employees of the Adviser. Legg Mason has also advised the Fund Board members that, in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements. This portfolio management team will operate under the Interim and New Management Agreement. In reviewing this step in the combination, the Board received and considered information as to the substantial capabilities and experience that Western Asset has with inflation protected securities—the main investment focus of the Fund.

Section 15(f) of the 1940 Act

Citigroup relied on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Citigroup and Legg Mason agreed not to take, and have informed the Board that they will not take, any action that is not contemplated by the Transaction, or fail to take any action, that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

The New Management Agreement

As noted above, under the requirements of the 1940 Act, the Fund is required to enter into a new advisory agreement as a result of the consummation of the Transaction. The Original Management Agreement pursuant to which the Fund received investment advisory services (and similarly, the Interim Management Agreement) differed in certain respects from other funds in the CAM fund complex. CAM management proposed that the Fund use this opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements, including the Fund’s. As noted above, the Interim Management Agreement is substantially similar to the Original Management Agreement.

The fee payable to the Adviser under the New Management Agreement will be no greater than the fee currently payable to the Adviser by the Fund under the Interim Management Agreement. In addition, the Adviser has assured the Board that it will continue to provide the same level of advisory and administrative services to the Fund under the New Management Agreement as provided under the Original Management Agreement and Interim Management Agreement. CAM has assured the Board that the nature and scope of services provided under the Original Management Agreement and Interim Management Agreement will continue undiminished under the New Management Agreement.

The New Management Agreement reflects, consistent with recent regulatory initiatives, an increased role for the Fund’s Board particularly in areas where the Adviser may have a conflict of interest in providing services to the Fund. For example, in recent years the Securities and Exchange Commission (the “SEC”) has focused on proxy voting by investment companies, adopting new disclosure and reporting requirements, and focusing on the duty of an investment adviser to vote proxies in the best interests of a fund and its shareholders. The New Management Agreement requires the Adviser to exercise voting and other rights pertaining to the Fund’s portfolio securities subject to such direction as the Fund’s Board may provide. Also, in recent years there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund’s adviser in selecting brokers to execute a fund’s trades, in particular where the adviser may benefit directly, such as in the use of “soft dollars” (as described below). The New Management Agreement, while permitting the Adviser to select brokers for the Fund and to utilize soft dollars as now permitted under applicable law, permits the Fund’s Board to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to the Adviser in the New Management Agreement.

The New Management Agreement also includes fund administration services as well as investment management functions. Because both of these functions are currently performed by personnel of the Adviser or its affiliates, and because of the importance of all of these functions, it is proposed that both functions be provided under one agreement, which will be subject to annual review by the Fund’s Board both as to the services provided and the fees payable thereunder.

As of December 1, 2005, the Fund’s shareholders had not yet approved the New Management Agreement. In light of the possibility that the Transaction would be completed prior to shareholder approval of the New Management Agreement, the Fund’s Board approved an Interim Management Agreement with the Adviser to ensure that the Fund’s assets continue to be managed without interruption. The Interim Management Agreement is now in place. If the New Management Agreement is not approved by shareholders by April 30, 2006, the Interim Management Agreement will terminate on that date. Management fees payable under the Interim Management Agreement are being held in escrow and will not be paid to the Adviser until shareholders approve the New Management Agreement with the Adviser. If shareholders do not approve the New Management Agreement, the management fees held in escrow will be disbursed in accordance with applicable law.

In the event shareholders of the Fund do not approve the New Management Agreement by April 29, 2006, the Fund’s Board will be unable to enter into an additional temporary arrangement with the Fund’s Adviser, or any other adviser, to ensure continuous management of the Fund’s assets. In that event, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Comparison of the Interim Management Agreement to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreement and a general comparison with the terms of the Interim Management Agreement. A copy of the proposed New Management Agreement is included in this Proxy Statement as Appendix B and you should refer to Appendix B for the complete terms of the New Management Agreement. A more detailed examination of the material differences between the New Management Agreement and the Interim Management Agreement is set forth on Appendix A, and you should refer to Appendix A to determine how the New Management Agreement may differ in any material respect from your Fund’s Interim Management Agreement. Appendix A also notes the differences between the original Management Agreement and the Interim Management Agreement.

Fees. There is no change in the aggregate fees payable by the Fund to the Adviser for investment management and fund administration services under the New Management Agreement. The New Management Agreement, like the Interim Management Agreement, addresses the provision of both investment management and administrative services to the Fund, and the fees payable under the New Management Agreement therefore include the fees for both investment management and administrative services. Currently, the Adviser is entitled to receive from the Fund a fee of 0.600% of the Fund’s average daily net assets payable monthly. The net assets on which the fee is payable under the Interim Management Agreement and under the proposed New Management Agreement include the amount of any borrowings and assets attributable to preferred shares, if any.

Investment Management Services. The New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser will regularly provide the Fund with investment research, advice, management and supervision; will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions; will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Adviser. The Interim Management Agreement contains similar provisions.

As noted above, under the Fund’s New Management Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, brokers or dealers may be selected by the Adviser who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) (“1934 Act”) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars”. The Adviser is authorized to pay the broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Fund does not currently utilize soft dollars.

The Interim Management Agreement also authorizes the Adviser to select brokers and dealers for the execution of portfolio transactions, with such limitations as are also described in Appendix A. However, the Interim Management Agreement does not give specific authority to the Board of the Fund, as does the New Management Agreement, to adopt policies and procedures that may modify or restrict the Adviser’s authority regarding trades for the Fund.

The New Management Agreement further provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. The Interim Management Agreement does not have a similar provision. The Interim Management Agreement does not give specific authority to the Board of the Fund to provide direction to the Adviser with respect to proxy voting.

Fund Administration Services. The New Management Agreement provides that the Adviser will also perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, the New Management Agreement requires the Adviser to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The New Management Agreement also requires the Adviser to provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund and to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund to serve in the capacities in which they are elected.

Currently, as in the New Management Agreement, these administrative services are included with investment management services in one agreement. The Adviser has provided assurances to the Board that it will provide at least the same level of services under the Fund’s New Management Agreement as are currently provided under the Interim Management Agreement and were provided under the Original Management Agreement.

Payment of Expenses. The New Management Agreement requires the Adviser to bear all expenses, and to furnish all necessary services, facilities and personnel in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, the Adviser is not responsible for the Fund’s expenses as described more fully in Appendix A. As described in Appendix A, the Interim Management Agreement also requires that the Adviser bear all expenses in connection with the performance of its services under the Interim Management Agreement.

Conflicts of Interest. As noted above, the New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. In addition to those provisions discussed above, the New Management Agreement provides that the Adviser may not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Adviser purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted under the 1940 Act, the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Management Agreement specifically provides that personnel of the Adviser, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

As more fully described in Appendix A, the Interim Management Agreement addresses some, but not all, of these potential conflicts.

Limitation on Liability. Under the New Management Agreement, the Adviser assumes no responsibility other than to render the services called for by the New Management Agreement in good faith, and the Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The Adviser is not protected however, for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Management Agreement. This same limitation of liability applies to affiliates of the Adviser who may provide services to the Fund as contemplated by the New Management Agreement.

The Interim Management Agreement contains a similar provision that limits the liability of the Adviser to the Fund, except for liability for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Interim Management Agreement, however, does not specifically mention losses arising out of any investment or any act or omission in the execution of securities transactions for the Fund. The Adviser has informed the Board that the same standard of care applicable under the Interim Management Agreement is intended to apply under the New Management Agreement, as well. These differences are more fully described in Appendix A.

Term and Continuance. If approved by shareholders of the Fund, the New Management Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Management Agreement.

The Interim Management Agreement terminates upon the earlier of (i) 150 days after the date of the Interim Management Agreement and (ii) the date and time the New Management Agreement becomes effective after shareholder approval.

Termination. The New Management Agreement for the Fund provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Adviser or by the Adviser upon not less than ninety days’ written notice to the Fund. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The Interim Management Agreement is terminable with respect to the Fund at any time, without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 10 calendar days’ written notice to the Adviser.

Board Considerations

At a meeting held on August 12, 2005, the Board of the Fund, including the Independent Board Members, unanimously approved the New Management Agreement between the Fund and its Adviser.

To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. In addition, the Independent Board Members consulted with their counsel on various occasions on, and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and on August 12, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meeting.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for the Fund, subject to Board consent and appropriate notice to shareholders, and that, in other cases for other funds, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Adviser, including compliance services;

(iv) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(v) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vi) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(vii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(viii) the terms and conditions of the New Management Agreement, including the differences from the Original Management Agreement, and the benefits of a single, uniform form of agreement covering these services;

(ix) that in July 2005 the Board had performed a full annual review of the Original Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the management fees paid by the Fund, represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(x) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xi) that Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of the Original Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreement, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of the Adviser to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason would review all aspects of the Fund’s operations. The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. In the case of the Fund, the Board considered the likelihood that certain fixed income portfolio managers or portfolio management teams may not remain with CAM advisers or join the Western Asset organization, and considered assurances from senior officers of Legg Mason and Western Asset as to Western Asset’s resources and experience in managing a similar investment asset class. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreement and the profitability to the Adviser of its relationships with the Fund, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Fund, but that they had been satisfied in their most recent review of the Original Management Agreement that the Adviser’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with the Fund was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreement, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Original Management Agreement. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of the Original Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. It was noted that in conjunction with the recent review of the Original Management Agreement, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing the Fund’s fees, expenses and performance to those of a peer group for the Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for the Fund was satisfactory. The Board Members further noted that following the closing of the Transaction, to improve performance, Legg Mason may take steps to combine certain

CAM operations with those of certain Legg Mason subsidiaries. The Board noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Recent Development

On December 5, 2005, it was announced that Peter Wilby and a select group of portfolio managers would not be joining Western Asset. As a result, as discussed above, the Board met on December 21, 2005 and January 12, 2006 to further consider the management of the Fund. At the January meeting, Western Asset made a presentation about its investment capabilities with particular emphasis on their experience and track record with respect to inflation protected securities. Western Asset informed the Board that it would propose a portfolio management team at an upcoming meeting. If approved by the Board, those portfolio managers will advise the Fund, initially as employees of the Adviser. Legg Mason has also advised the Fund Board members that, in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements. On the basis of this presentation and on information previously provided by the Adviser, the Board determined that the New Management Agreement continued to be in the best interest of all Fund shareholders.

Information About the Adviser

The Adviser, a Delaware corporation, is a registered investment adviser and an indirect wholly owned subsidiary of Legg Mason, Inc. The Adviser provides both advisory and administrative services to the Fund. The address of the Adviser is 399 Park Avenue, New York, New York 10022. Legg Mason, Inc., a Maryland corporation, is the direct parent company of the Adviser owning 100% of the stock of the Adviser and is located at 100 Light Street, Baltimore, Maryland 21202. Each of the Directors of Fund other than R. Jay Gerken are not “interested persons” (as that term is defined in the 1940 Act). Mr. Gerken and all the officers of the Fund are employees of the Adviser or an affiliate of the Adviser.

The Adviser received $1,656,430 from the Fund during the Fund’s most recently completed fiscal year for services provided under the Original Management Agreement. There were no other material payments by the Fund to the Adviser during that period. There were no material payments by the Fund to Legg Mason or its affiliates during that period.

The name and principal occupation of the directors and principal executive officers of the Adviser are as set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the applicable Adviser is the same as that of the Adviser.

The Adviser provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Fund. The table set forth in Appendix D lists other funds advised by the Adviser having a similar investment objective as the Fund, the net assets of those funds, and the management fees the Adviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

To become effective with respect to the Fund, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The New Management Agreement was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

The Board of the Fund unanimously recommends that shareholders of the Fund vote FOR the approval of the New Management Agreement.

Communications with the Board and Board Members

Shareholders of the Fund can send communications to the Board and to individual Board Members in accordance with the following process: the Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting

Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Citigroup Asset Management

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

Salomon Brothers Inflation Management Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Legal Proceedings Relating to Adviser and Affiliates

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including Salomon Brothers Fund Management LLC (“SBFM”) and SBAM (the “Managers”), substantially all of the mutual funds managed by the Managers, including the Fund (the “Defendant Funds”), and Directors or Trustees of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Defendant Funds, SBAM believes the Defendant Funds have significant defenses to such allegations, which the Defendant Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

As of the date of this Proxy Statement, SBAM and the Defendant Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Defendant Funds or the ability of the Managers and their affiliates to continue to render services to the Defendant Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

The Fund is not a party to the lawsuit described above.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Smith Barney Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Smith Barney Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Smith Barney Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Smith Barney Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Smith Barney Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Smith Barney Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Smith Barney Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Smith Barney Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Smith Barney Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Smith Barney Fund Boards approved a new transfer agency contract for the Smith Barney Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Smith Barney Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

* * *

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this Proxy Statement, SBAM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

The Fund has received information concerning SBFM and SBAM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform investment management services relating to the Fund.

ADDITIONAL INFORMATION

5% Share Ownership

No person owned of record or owned beneficially more than 5% of the Fund’s common stock outstanding as of January 20, 2006, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record approximately 99.9% of the Fund’s outstanding shares.

Security Ownership of Management

As of December 31, 2005, the Board Members and officers of the Fund owned, in the aggregate, less than 1% of the Fund’s outstanding shares.

Licensing Agreement

Under a licensing agreement between Citigroup and Legg Mason, the name of funds, the names of any classes of shares of funds, and the name of the investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management” and “Davis Skaggs Investment Management.” Legg Mason and its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the SEC and the NYSE or American Stock Exchange, as applicable. These persons and entities are required by SEC regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file.

Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund’s equity securities.

Submission of Shareholder Proposals

The Fund’s next annual meeting is scheduled to be held on February 27, 2006. A shareholder proposal intended to be presented at that meeting must have been received at the offices of the Fund, not later than September 28, 2005 to be included in the proxy statement and the form of proxy relating to that meeting.

All proposals by shareholders of the Fund which are intended to be presented at the Fund’s annual meeting of shareholders to be held in 2007 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than September 15, 2006. Any stockholder who desires to bring a proposal at the Fund’s 2007 annual meeting of shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Inflation Management Fund Inc., 300 First Stamford Place, Stamford, CT 06902) during the period from December 4, 2006 to January 2, 2007. However, if the Fund’s 2007 annual meeting of shareholders is held earlier than January 29, 2007 or later than April 27, 2007, such written notice must be delivered to the Secretary of the Fund during the period 90 days before the date of the 2007 annual meeting of shareholders to the later of 60 days prior to the date of the 2007 annual meeting of shareholders or 10 days following the public announcement of the date of the 2007 annual meting of shareholders.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Fund and will be split equally between Citigroup and Legg Mason. These costs will be borne by Citigroup and Legg Mason whether or not the proposal is successful. Solicitation may be made by letter or telephone by officers, employees or representatives of the Adviser or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Citigroup and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. In addition, CAM, on behalf of the Fund, has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson Shareholder Communications Inc. will be paid approximately $100,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be shared equally between Citigroup and Legg Mason. Georgeson Shareholder Communications Inc. may solicit proxies personally and by telephone.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment of the Meeting or postponement, whether or not a quorum is present, to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the By-Laws of the Fund, the Meeting may be adjourned from time to time without further notice by the chairman of the Meeting. The Meeting, however, may be adjourned to a date not more than 120 days after the original record date. The Board may postpone the Meeting to a date not more than 90 days after the original record date.

Please vote promptly by signing and dating the enclosed white proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

February [    ], 2006

Appendix A

Comparison of Terms of Management Agreements

This Appendix A contains compares the principal terms of the Interim Management Agreement with the corresponding terms of the proposed New Management Agreement for the Fund.

You should note that the chart contain only a description of the principal provisions of the Interim Management Agreement and may not include all of the terms of the Agreement, or the exact wording of those provisions described. The amount of compensation under the Interim Management Agreement has been omitted. The chart indicates in footnotes where the Interim Management Agreement differs from the Original Management Agreement.

For the purposes of the description of the provisions of the Interim Management Agreement, you should note than many of the terms used in your Interim Management Agreement may have been changed for the sake of consistency. For example, references to “Manager” or “Investment Adviser” have been disregarded in favor of the consistent use of the term “Adviser,” references to “Directors” have been disregarded in favor of the consistent use of the term “Board,” and references to “Articles of Incorporation” and “Charter” have been disregarded in favor of “governing documents.” In addition, grammatical differences, such as the use of singular versus plural, have been disregarded.

Note that capitalized terms used but not defined in the descriptions of the New Management Agreement have the meanings ascribed to them in the proposed New Management Agreement appearing in Appendix B.

The complete text of the proposed New Management Agreement is included in Appendix B and you should refer to that Appendix for the complete terms of the New Management Agreement.

Interim Management Agreement	New Management Agreement

Investment Management Services. The Fund employs the Adviser to make investment strategy decisions for the Fund, manage the investing and reinvesting of the Fund’s assets in the manner and in accordance with the investment objective and limitations specified in the Fund’s governing documents and the currently effective Prospectus, including the documents incorporated by reference therein, relating to the Fund included in the Fund’s Registration Statement, place purchase orders on behalf of the Fund, provide continuous supervision of the Fund’s investment portfolio and provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund. The Adviser will have the sole ultimate discretion over investment decisions for the Fund.

As manager of the Fund’s assets, the Adviser will make investments for the Fund’s accounts in accordance with the investment objective and limitations set forth in the governing documents, the Registration Statement, the 1940 Act, the provisions of the Code relating to regulated investment companies, and policy decisions adopted by the Fund’s Board from time to time. The Adviser will advise the Fund’s officers and Board, at such times as the Fund’s Board may specify, of investments made for the Fund’s account and will, when requested by the Fund’s officers or Board, supply the reasons for making such investments.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

Interim Management Agreement	New Management Agreement

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser.

The Adviser is authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Fund, which broker may be an affiliate of the Adviser, provided that the affiliated broker’s charge for the transaction is reasonable and fair compared to the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities.

Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase or sell securities in which the Adviser or any of its affiliates underwrites, deals in or makes a market and may perform or seek to perform investment banking services for issuers of those securities. The Adviser is further authorized to select brokers affiliated with the Adviser for the execution of trades for the Fund as described above under “Brokerage Transactions.”	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such

Interim Management Agreement	New Management Agreement
policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. At the Adviser’s own expense and subject to its supervision, the Adviser may delegate the performance of all or a part of its services under the Interim Management Agreement to others.	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Fund employs the Adviser to provide the following services for the Fund: (A) compliance with the rules and regulations of the Securities and Exchange Commission, including record keeping, reporting requirements and preparation of registration statements and to the extent such records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian, administrator or other agents employed by the Fund; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records to the extent such services are not otherwise provided by the Fund’s transfer agent, custodian, administrator or other agents employed by the Fund; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Adviser will, at its own expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Interim Management Agreement, provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund and provide the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: (A) review purchases and sale of portfolio instruments and review the Fund’s portfolio to assess compliance with the Fund’s stated investment objective and limitations and compliance with the 1940 Act and other applicable laws and regulations; (B) record keeping, reporting and maintaining registration statements and proxy statements to the extent such records, reports and documents are not maintained or furnished by the Fund’s transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund; (C) supervision of Fund operations, including

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Interim Management Agreement	New Management Agreement
coordination of functions of transfer agent, custodian, administrative and accounting services agent, accountants, counsel and other parties performing services or operational functions for the Fund; and (D) certain administrative and clerical services not otherwise provided by the Fund’s transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund.

Expenses. The Adviser will, at its own expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Adviser pursuant to the Agreement; provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund; and provide the office space, facilities, equipment and personnel necessary to perform the administrative services described above for those Funds under “Fund Administration Services”.

Except as provided above, the Fund will be responsible for all of the Fund’s expenses and liabilities, including: organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian, transfer agent, administrative and accounting services agent and any other agent employed by the Fund; insurance premiums; auditing and legal expenses; costs of shareholders’ reports and shareholders’ meetings; charges and expenses of any entity used for pricing the Fund’s portfolio securities and calculating the net asset value of the Fund’s shares; any extraordinary expenses; brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; and payments to the Fund’s distributor for activities intended to result in the sale of Fund shares.

Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Fund’s Board. Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

Interim Management Agreement	New Management Agreement
No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services to be rendered by the Adviser under the Interim Management Agreement, the Fund will pay the Adviser a monthly fee in United States dollars on the first business day of each month for the previous month at an annual rate set forth in the Fund’s Interim Management Agreement[1] based on the value of the Fund’s average daily net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on preferred stock, all during the preceding month. If the fee payable to the Adviser begins to accrue before the end of any month or if the Interim Management Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, will be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund’s net assets will be computed at the time and in the manner specified in the Registration Statement.

The compensation earned by the Adviser under the Interim Management Agreement will be held in escrow in an interest-bearing escrow account with the Fund’s custodian. If the New Management Agreement is approved by the requisite vote of the Fund’s shareholders on or before April 29, 2006, the amount in the escrow account (including interest earned) will be paid to the Adviser. If the New Management Agreement is not approved by that date, the Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Management Agreement (plus interest earned on that amount while in escrow) as, and to the full

Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed daily at an annual rate set forth in the Fund’s New Management Agreement,[2] except that if the Fund invests all or substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

[1]	The contractual fee for the Fund is 0.600% of the Fund’s average daily net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on preferred stock, all during the preceding month.
[2]	The Fund’s management fee under the New Management Agreement will be identical to the fee under the Interim Management Agreement (and the fee under the Original Management Agreement).

Interim Management Agreement	New Management Agreement
extent, permitted by Rule 15a-4 under the 1940 Act; or (ii) the total amount in the escrow account (plus interest earned). The remainder of the funds held in the escrow account, if any, will be remitted to the Fund.[3]

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser will not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Interim Management Agreement relates, provided that nothing in the Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Adviser will be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. Except to the extent necessary to perform the Adviser’s obligations under the Interim Management Agreement, nothing in the Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Interim Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

[3]	This provision was not part of the Original Management Agreement.

Interim Management Agreement	New Management Agreement
Duration, Termination and Amendments of this Agreement. The Interim Management Agreement will automatically terminate upon the earlier of (i) April 29, 2006 and (ii) the date and time the New Management Agreement becomes effective.[4]	Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The Interim Management Agreement may also be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Fund’s entire Board on 10 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. The Agreement will also terminate automatically in the event of its assignment.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser. No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Interim Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Interim Management Agreement is governed by the laws of the State of New York.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

[4]	The Original Management Agreement states that the Agreement will continue in effect until two years from the date of the Agreement and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.

The Original Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s entire Board on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund. The Agreement will terminate automatically in the event of its assignment.

Appendix B

NEW MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this      day of                     , 2006, by and between Salomon Brothers Inflation Management Fund Inc., a Maryland corporation (the “Corporation”) and Salomon Brothers Asset Management Inc, a Delaware corporation (the “Manager”).

WHEREAS, the Corporation is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Corporation wishes to retain the Manager to provide investment advisory, management, and administrative services to the Corporation (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Corporation hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Corporation’s Board of Directors (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Corporation’s Articles of Incorporation and By-Laws (collectively, the “Governing Documents”), the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff (the “1940 Act”) and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

(4) Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment sub-advisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment sub-advisers or sub-administrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such sub-adviser or sub-administrator and further provided that such contracts impose on any investment sub-adviser or sub-administrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Board. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under Section 3 above. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes;

governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Corporation or Fund shall receive from the Corporation or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Corporation or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Corporation’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Corporation.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

By:	By:

ATTEST:	SALOMON BROTHERS ASSET MANAGEMENT INC

By:	By:

Schedule A

Salomon Brothers Inflation Management Fund Inc.	0.600%

Appendix C

Directors and Principal Officers of Adviser

Directors and Principal Officers of Salomon Brothers Asset Management Inc

Name	Position with Salomon Brothers Asset Management Inc
Peter J. Wilby	Director

Michael F. Rosenbaum	General Counsel—Citigroup Asset Management

Andrew Thomas Beagley	Chief Compliance Officer

Evan L. Merberg	Director

Michael Even	Director

George Shively	Secretary

Scott Friedenrich	Treasurer

Terrence Murphy	Chief Financial Officer

C-1

Appendix D

Other Funds Advised by Adviser

Other Funds Advised by Salomon Brothers Asset Management Inc (“SBAM”)

The following table lists certain information regarding funds for which the Adviser provides investment advisory services, other than the Fund addressed in this Proxy Statement with similar investment objectives of the Fund. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)	Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers Series Funds Inc:
Salomon Brothers Short/Intermediate U.S. Government Fund	110,984,625	0.59	0.19
Salomon Brothers Strategic Bond Fund	173,618,261	0.73	0.73
Salomon Brothers Variable Series Fund Inc:
Salomon Brothers Variable Strategic Bond Fund	103,180,785	0.73	0.73
Salomon Brothers Variable Rate Strategic Fund Inc.	162,066,089	0.80	0.80

D-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE, or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-290-1380, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone, or Internet.

Please detach at perforation before mailing.

PROXY	SALOMON BROTHERS INFLATION MANAGEMENT FUND INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 3, 2006	PROXY

The undersigned, revoking any prior proxies, hereby appoints R. Jay Gerken, Robert I. Frenkel and Thomas C. Mandia, and each of them with full power of substitution, as proxies to vote for the undersigned at the Special Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022, at 3:00 p.m. (New York time) on April 3, 2006, or at any adjournment or postponement thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited by the Fund’s Board of Directors. The Fund’s Board of Directors has recommended that shareholders vote for the proposal.

When properly executed, this proxy card will be voted in the manner directed herein by the undersigned. If no direction is given with respect to one or more proposals, this proxy card will be voted “FOR” Item 1, and will be voted in accordance with the proxies’ best judgment as to any other matters that may properly come before the Special Meeting or any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1380

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date CLE_15669

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ☐

1.	To approve a new Management Agreement.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED

                                                         POSTAGE-PAID ENVELOPE.

                                                                     CLE_15669